Note C - Inventories	12 Months Ended
Dec. 31, 2013
Inventory Disclosure [Abstract]
Inventory Disclosure [Text Block]

Note C – Inventories

Inventories are stated at the lower of cost or market. Replacement cost approximates current cost and the excess over LIFO cost is approximately $55.3 million and $53.2 million at December 31, 2013 and 2012, respectively. Allowances for excess and obsolete inventory totaled $3.8 million and $3.3 million at December 31, 2013 and 2012, respectively.